Pacific Financial Group MUTUAL FUNDS

PFG Balanced Strategy Fund	Class R Shares PFDBX
PFG Equity Strategy Fund	Class R Shares PFDEX
PFG Global Strategy Fund	Class R Shares PFDGX

(each a series of Northern Lights Fund Trust)

Supplement dated July 30, 2021 to

the Prospectus dated August 28, 2020

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the investment adviser of PFG Balanced Strategy Fund, PFG Equity Strategy Fund and PFG Global Strategy Fund (each a “Fund”, collectively referred to as the “Funds”), that it is in the best interests of each of the Funds and its shareholders that the Fund cease operations. The Board has determined to close the Funds and redeem all outstanding shares on November 30, 2021.

Effective November 1, 2021, the Funds will not accept any new purchases of Fund shares and will no longer pursue their respective stated investment objectives. As of that date, each Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders.

Prior to November 30, 2021, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF A FUND PRIOR TO NOVEMBER 30, 2021 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-888-451-TPFG.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are an investor through a retirement program account, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. For those investors that hold shares of a Fund in a qualified retirement program account, the proceeds of any redemption of Fund shares pursuant to the liquidation will continue be held in your retirement program account.

If you are a direct investor in the Fund (i.e. you own Fund shares directly with the Fund’s transfer agent) and receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are a direct investor in the Fund and receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, and are a direct investor in the Fund, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated August 28, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 28, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-888-451-TPFG.